UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2007

PremierWest Bancorp (Exact Name of Registrant as specified in its charter)

Oregon	000-50332	93 - 1282171
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

503 Airport Road, Medford, Oregon 97504
Address of Principal Executive Office

Registrant's telephone number including area code 541-618-6003

(Former name or former address, if changed since last report) Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 7.01 Regulation FD Disclosure.

     On Tuesday February 20, 2007, PremierWest Bancorp issued a press release announcing the presentation by its executive management team at the Wunderlich Securities West Coast Community Bank Conference to be held in Chicago, Illinois on February 26, 2007.

     The presentation may be accessed through PremierWest Bancorp's website at http://www.premierwestbank.com by using the following instructions:

1.	Go to "Investors" at the top of the home page
2.	Select "Main Page" from the drop down menu
3.	Click on "Webcast" for the Wunderlich West Coast Bank Conference

     An archived version of this presentation will also be available through PremierWest Bancorp's website and will be available through February 26, 2008. A copy of the press release is attached as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits.

(a)	Not applicable.
(b)	Not applicable.
(c)	Exhibits.
99.1 Press Release

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                 PREMIERWEST BANCORP
                                                                                 (Registrant)

Date:	February 20, 2007	By:	/s/ Tom Anderson
Tom Anderson
Executive Vice President & Chief Financial Officer